Exhibit 4.4

enterprises, 1nc. SEE REVERSE SIDE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA I CUSIP 037598 10 9 I THIS CERTIFIES THAT is the owner of D~ 33 ~ . FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.33~ PER SHARE PAR VALUE, OF c ~ ~5 ·    APOGEE ENTERPRISES, INC o:n om transferable on the books of the C01poration by the holder hereof in person or by duly authorized attorney upon surrender of this ~ ~ Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile seal of the ()o1poration and the facsimile signatures of its duly authorized officers. Dated: · TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE COUNTERSIGNED REGISTERED EQUINTI TRUST COMPANY AMERICAN FINANCIAL PRINTING INCORPORATED -MINNEAPOLIS SECRETARY PRESIDNET

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COM MON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM as tenants in common UTMA- _ ____ Custodian (Gust) (Minor) TEN ENT as tenants by entireties under Uniform Transfers to Minors JTTEN—as joint tenants with right of survivorship Act ——-,==.——--and not as tenants in common (State) Additional abbreviations may also be used though not in above list.    .For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X NOTlCE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAIVIE /IS VVfUITEN UPON THE FACE OF THE CERTlRCATE IN EVERY PARTICULAR WITHOUT ALTERATlON OR ENLARGEMENT OR ANY CH.A”‘GE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PAATlCIPANT IN THE SECURITIES TRANSFER AGENTS MEDAWON PROGRAM (MSTAMPj, THE NEW YORK STOCK EXCHANGE. INC. MEDALLION SIGNATURE PROGRAM (MMSPj , OR THE STOCK EXCHANGES MEDALUON PROGRAM r sEMP’1 AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBUC ARE NOT ACCEPTABLE.